EXHIBIT 24.0
POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 26, 2006 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 2006.

/s/ J.A. Bernards
James A. Bernards

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 26, 2006 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 2006.

/s/ D. V. Smith
David V. Smith

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 26, 2006 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of October, 2006.

/s/ T.W. Glarner
Terrence W. Glarner

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 26, 2006 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of October, 2006.

/s/ W.D. Maris
Willem D. Maris

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 26, 2006 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2006.

/s/ D.S. Mitchell
Donald S. Mitchell